UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 3, 2009

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29230	51-0350842
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

622 Broadway
New York, New York		10012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 536-2842

Registrant’s Former Name or Address, if changed since last report:  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 3, 2009, Take-Two Interactive Software, Inc. (the “Company”) completed a registered underwritten public offering of $138 million aggregate principal amount of its 4.375% Convertible Senior Notes due 2014 (the “Notes”) pursuant to an Underwriting Agreement, dated May 28, 2009, among the Company and J.P. Morgan Securities Inc. and Barclays Capital Inc., as representatives of the several underwriters listed on Schedule 1 thereto.

The sale of the Notes was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-159499) (the “Registration Statement”), including the prospectus supplement dated May 28, 2009 (the “Prospectus Supplement”) to the prospectus contained therein dated May 27, 2009, filed by the Company with the Securities and Exchange Commission, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”).

The Company issued the Notes under an indenture dated as of June 3, 2009 (the “Base Indenture”) between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the supplemental indenture dated as of June 3, 2009, between the Company and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).  The Base Indenture is filed as Exhibit 4.1 hereto and incorporated herein by reference.  The Supplemental Indenture filed as Exhibit 4.2 hereto and incorporated herein by reference.  The form of Note (included in the Supplemental Indenture) is filed as Exhibit 4.3 hereto and incorporated herein by reference.  The terms of the Notes issued pursuant to the Indenture are described in the section of the Prospectus Supplement relating to the Notes entitled “Description of notes,” which is incorporated herein by reference.  The following description of the Notes and the Indenture is a summary only and is not meant to be a complete description of the Notes or the Indenture.  This description is qualified in its entirety by reference to the detailed provisions of the Indenture.

The Notes bear interest at a rate of 4.375% per annum, payable semi-annually in arrears on June 1 and December 1 of each year, beginning on December 1, 2009.  The Notes will mature on June 1, 2014, unless earlier redeemed or repurchased by the Company or converted.  The Notes will be convertible, under certain circumstances and during certain periods, at an initial conversion rate of 93.6768 shares of the Company’s common stock per $1,000 principal amount of Notes, which is equivalent to an initial conversion price of approximately $10.6750 per share of the Company’s common stock, a 25% conversion premium based on the last reported sale price of $8.54 per share of the Company’s common stock on May 28, 2009.  The conversion rate is subject to adjustment in certain circumstances. Upon conversion of a Note, the Company will deliver, at its election, shares of the Company’s common stock, cash or a combination of cash and shares of the Company’s common stock.

At any time on or after June 5, 2012, the Company may redeem all of the outstanding Notes for cash, but only if the last reported sale of the Company’s common stock for 20 or more trading days in a period of 30 consecutive trading days ending on the trading day prior to the date the Company provides the notice of redemption to holders of the Notes exceeds 150% of the conversion price in effect on each such trading day.  The redemption price will equal 100% of the principal amount of the Notes to be redeemed, plus all accrued and unpaid interest (including additional interest, if any) to, but excluding, the redemption date.

Upon the occurrence of certain fundamental changes involving the Company, holders of the Notes may require the Company to purchase for cash all or a portion of their Notes for cash at a price equal to 100% of the principal amount of the Notes to be purchased, plus accrued and unpaid interest (including additional interest, if any) to, but excluding, the fundamental change purchase date.

The Indenture contains customary terms and covenants and events of default.  If an event of default (as defined therein) occurs and is continuing, the Trustee by notice to the Company, or the holders of at least 25% in aggregate principal amount of the Notes then outstanding by notice to the Company and the Trustee, may, and the Trustee at the request of such holders shall, declare 100% of the principal of and accrued and unpaid interest (including additional interest, if any) on all the Notes to be due and payable.  In the case of an event of default arising out of certain bankruptcy events (as set forth in the Indenture), 100% of the principal of and accrued and unpaid interest (including additional interest, if any), on the Notes will automatically become due and payable immediately.

In connection with the issuance and sale by the Company of the Notes, the Base Indenture (Exhibit 4.1 to this Current Report), the Supplemental Indenture (Exhibit 4.2 to this Current Report) and the form of Note (Exhibit 4.3 to this Current Report) are incorporated by reference into the Registration Statement.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information required by Item 2.03 relating to the Notes and the Indenture is contained in Item 1.01 above and is incorporated herein by reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

As previously reported, the Company entered into convertible note hedge and warrant transactions in connection with the issuance and sale on June 3, 2009 of the Notes described above.  The warrants were issued by the Company to the hedge counterparties in private placements in reliance on Section 4(2) of the Securities Act.  The warrants cover in the aggregate, subject to customary anti-dilution adjustments, approximately 12,927,398 shares of the Company’s common stock.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description of Exhibit

4.1	Indenture, dated as of June 3, 2009, between Take-Two Interactive Software, Inc. and The Bank of New York Mellon, as Trustee.

4.2

Supplemental Indenture, dated as of June 3, 2009, between Take-Two Interactive Software, Inc. and The Bank of New York Mellon, as Trustee, to Indenture, dated as of June 3, 2009, between Take-Two Interactive Software, Inc. and The Bank of New York Mellon, as Trustee.

4.3	Form of Note (included in Exhibit 4.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

	By:	/s/ Daniel P. Emerson
	Name:	Daniel P. Emerson
	Title:	Vice President, Associate General
Counsel and Secretary
Date: June 4, 2009

EXHIBIT INDEX

Exhibits	Description
4.1	Indenture, dated as of June 3, 2009, between Take-Two Interactive Software, Inc. and The Bank of New York Mellon, as Trustee.
4.2

Supplemental Indenture, dated as of June 3, 2009, between Take-Two Interactive Software, Inc. and The Bank of New York Mellon, as Trustee, to Indenture, dated as of June 3, 2009, between Take-Two Interactive Software, Inc. and The Bank of New York Mellon, as Trustee.

4.3	Form of Note (included in Exhibit 4.2).